EXHIBIT 10.6

CONFIDENTIAL TREATMENT REQUESTED

Collaboration Research and Technology Licensing Agreement

This Definitive Collaboration Research and Technology Licensing Agreement (this “Agreement”) is effective as of May 31, 2011 (the “Effective Date”), and is entered into by and between

Pieris AG, having its office at Lise-Meitner Str. 30, 85354 Freising-Weihenstephan, Germany (“Pieris”), and

Daiichi Sankyo Company Limited, having its principal place of business at 3-5-1 Nihonbashi-honcho, Chuo-ku, Tokyo, 103-8426 Japan (“DS”).

Pieris and DS are referred to herein individually as a “Party”, and collectively “Parties”.

RECITALS

WHEREAS, Pieris and DS desire to carry out certain research collaboration arrangements using Pieris’ Anticalin Technology, and have agreed upon the basic terms for the collaboration in that certain Collaboration Research and Technology Licensing Agreement (the “Initial Agreement”) executed by the Parties on the Initial Agreement Effective Date (as defined below).

WHEREAS, according to Section 12 of the Initial Agreement, the Parties agreed to execute a definitive agreement relating to their collaboration within sixty (60) days of the Initial Agreement Effective Date.

WHEREAS, this Agreement constitutes the definitive agreement contemplated by Section 12 of the Initial Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pieris and DS agree as follows:

1.	DEFINITIONS

“Affiliate” shall mean, with respect to any person or entity, any other person or entity, which directly or indirectly controls, is controlled by, or is under common control with, such person or entity. A person or entity shall be regarded as in control of another person or entity if it owns, or directly or indirectly controls, more than fifty percent (50%) of the voting stock or other ownership interest of the other person or entity, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other person or entity by any means whatsoever.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Anticalin” means, whether in nucleic acid or protein form, (i) any lipocalin mutein isolated from an Anticalin Library [***] that [***], or (ii) any lipocalin mutein that, in each case, has been derived (either physically, intellectually or by reverse engineering, in one (1) or more steps) from any lipocalin mutein referred to in Section (i) of this definition.

“Anticalin Library” shall have the meaning set forth in Exhibit B.

“Anticalin Technology” shall have the meaning set forth in Exhibit B.

“Background Technology” means (i) any intellectual property and know-how within Pieris’ or DS’ pre-existing technology existing as of the Initial Agreement Effective Date and which such Party has the right to license to the other Party as provided for herein; and (ii) any improvements to Pieris’ Anticalin Library that has been generated or conceived by Pieris following the Initial Agreement Effective Date and which Pieris has the right to license to DS as provided for herein. For the avoidance of doubt, as of the Effective Date it is the Parties’ understanding that the Patent Rights listed in Exhibit C will be the Patent Rights included in the Background Technology relevant for the collaboration under this Agreement.

“BLA/NDA” shall mean a Biologics License Application, New Drug Application, Product License Application or any similar application for marketing authorizations submitted to the FDA or any comparable application for marketing authorizations in any other country.

“Collaboration Research” means research and development activities carried out by or on behalf of Pieris and/or DS to identify or generate Project Compounds and/or Licensed Products in accordance with a Project Plan.

“Commercially Reasonable Efforts” means those efforts consistent with prudent business judgment devoting at least the same degree of attention and diligence to such efforts that DS devotes to such activities for its own products [***], provided that Commercially Reasonable Efforts shall be deemed not to have been met [***]. For the avoidance of doubt, [***]shall not constitute a factor to be taken into account in the determination of Commercially Reasonable Efforts.

“Confidential Information” is defined in Section 8.1.

“Development Milestone” means the success criteria defined for the Development Milestone payments set forth in Section 5.6.

“DS Foreground Technology” means any Foreground Technology [***].

“DS Target” means each of two (2) targets selected by DS and confirmed by Pieris as available for licensing to DS under this Agreement in accordance with Section 2.1. The first DS Target is listed on Exhibit D.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Effective Date” is defined on the cover page of this Agreement.

“Foreground Technology” means any intellectual property, know-how and data generated or conceived by or on behalf of [***] from the activities under this Agreement and [***].

“Indication” means ([***]) those indications defined by [***] (e.g. [***]); and all indications [***] [***] (e.g. [***]”) shall be understood to belong to the same one Indication. The current online version of [***].

“Initial Agreement” is defined in the Preamble of this Agreement.

“Initial Agreement Effective Date” shall mean March 31, 2011.

“Joint Research Committee” or “JRC” means the committee established in accordance with Article 6.

“Licensed Product” means a product containing a Project Compound, which [***].

“Net Sales” shall mean the gross amount billed or invoiced by DS or any of its Affiliates or Sublicensees to third parties throughout the Territory for sales or other dispositions or transfers for value of Licensed Products less (a) allowances for normal and customary trade, quantity and cash discounts (including discounts imposed by way of wholesaler fees) actually allowed and taken, (b) transportation, insurance and postage charges, if prepaid by DS or any Affiliate or Sublicensee of DS and included on any such party’s bill or invoice as a separate item, (c) credits, rebates, or returns pursuant to agreements (including, without limitation, managed care agreements) or government regulations, to the extent any of the foregoing is actually allowed, and (d) sales, use and other consumption taxes incurred, to the extent included on the bill or invoice as a separate item.

“Patent Right” means, with respect to any technology or product, (a) all patent applications heretofore or hereafter filed or having legal force in any country to the extent and only to the extent they claim or cover such technology or product or the use thereof (b) all patents that have issued or in the future issue from such applications, including without limitation utility model and design patents and certificates of invention and (c) all divisionals, continuations, continuations-in-part, supplemental protection certificates, re-issues, re-examinations, renewals, extensions or additions to any such patent applications or patents.

“Phase I Clinical Trial” shall mean any human clinical study in any country designed to evaluate the safety, tolerability and pharmacokinetics effect of a drug in volunteer subjects or patients that would satisfy the requirements of 21 US CFR 312.21(a), or other comparable regulation imposed by the FDA, the EMA, the MHLW or their foreign counterparts.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Phase II Clinical Trial” shall mean any controlled human clinical study conducted to evaluate the effectiveness of the drug for a particular indication in patients with the disease or condition under study and/or to determine the common short-term side effects and risks associated with a drug that would satisfy the requirements of 21 US CFR 312.21(b) or other comparable regulation imposed by the FDA, the EMA, the MHLW or their foreign counterparts.

“Phase III Clinical Trial” shall mean any expanded human clinical study intended to gather additional information about effectiveness and safety needed to evaluate the overall benefit-risk relationship of a drug for a particular indication that would satisfy the requirements of 21 US CFR 312.21(c) or other comparable regulation imposed by the FDA, the EMA, the MHLW or their foreign counterparts.

“Phase A” means, for each Program relating to a DS Target, the period [***].

“Phase B” means, for each Program relating to a DS Target, the period [***].

“Pieris Foreground Technology” means any Foreground Technology [***].

“Program” shall mean, for each DS Target, the research, development and commercialization activities to be performed by either Party in relation to such DS Target pursuant to the terms of this Agreement.

“Project Compound” means [***] which is conceived, reduced to practice and/or developed by or on behalf of [***], as well as any fragments or derivatives thereof.

“Project Plan” means the research plan including roles and responsibilities between the Parties for [***] of a Program, which shall contain [***].

“Research License” is defined in Section 3.1.

“Research Milestone” means [***].

“Sublicensee” is defined in Section 3.4.

“Territory” means worldwide.

“Valid Patent Claim” means any claim of an issued, unexpired patent right included in the Pieris Background Technology or the Pieris Foreground Technology that has not been held invalid or unenforceable in a final decision of a court or administrative authority of competent jurisdiction from which decision no appeal may be taken, and, for those jurisdictions where re-issue, re-examination, disclaimer or similar proceedings are available, which claim has not been disclaimed or admitted or determined to the invalid or unenforceable through re-issue, re-examination, disclaimer or otherwise.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.	INITIATION AND PERFORMANCE OF COLLABORATION RESEARCH

2.1 Nomination of DS Targets. The Parties agree to collaborate in relation to two (2) DS Targets pursuant to the terms and conditions of this Agreement. The first DS Target is listed on Exhibit D. The second DS Target shall be nominated [***], but in any event [***]. Provided that such second DS Target proposed by DS is not the subject matter of (i) [***] or (ii) [***], Pieris shall confirm that such nominated second DS Target is available for licensing to DS under this Agreement within [***] days of Pieris’ receipt of DS’ nomination notice. Notwithstanding the foregoing, in case that any second DS Target nominated by DS is not available for licensing to DS because of the abovementioned reason, DS may nominate the second DS Target [***], provided that DS makes a substitute nomination within [***] days of DS after any written response by Pieris that the nominated DS Target is not available for licensing, until such time as [***].

2.2 Project Plans. The Collaboration Research for each DS Target shall be performed in accordance with the Project Plan agreed in relation to such DS Target. The Project Plan applicable to the first DS Target is set forth in Exhibit A. The Project Plan for the second DS Target shall be discussed between the Parties and agreed upon by the JRC [***] no later than [***] days following Pieris’ confirmation that such second DS Target is available for licensing pursuant to Section 2.1 above. Following the execution of any Project Plan, such Project Plan may only be amended by a decision of the JRC in accordance with Section 6.3.

2.3 Commencement of Programs. Pieris will commence the Collaboration Research activities for the first DS Target in accordance with the Project Plan as promptly as reasonably possible following the Initial Agreement Effective Date, but no later than [***] months thereafter, provided that [***]. Pieris will commence the Collaboration Research activities for the second DS Target [***], but in any event [***] than (i) [***] months [***] and (ii) [***] months [***] [***] as specified in the Project Plan.

2.4 Conduct of Phase A. In Phase A of each Program, Pieris shall use its good faith reasonable efforts to [***] (as specified in the Project Plan) [***]. DS shall provide [***]under the Project Plan [***]in connection with [***] under the Project Plan (such as, e.g., [***]). Pieris shall [***]under the Project Plan or this Agreement. Pieris shall keep DS fully informed as to its progress, results, status and plans for performing and implementing the Project Plan. Such information shall be given during the JRC meetings or more often, as necessary.

2.5 End of Phase A; Decision Point for DS to enter Phase B. Phase A shall end at the earlier of [***]. Following the end of Phase A of each Program, DS shall inform Pieris by written notice within [***] days whether it wishes to enter into Phase B of the relevant Program. In the event that [***], [***]. In such event, the relevant Program shall [***]-day period.

2.6 Conduct of Phase B. If DS informs Pieris in writing that it wishes to enter into Phase B in accordance with Section 2.5, [***], to (i) [***] and (ii) [***]. During Phase B of each Program, DS shall keep Pieris reasonably informed as to [***]days

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

following the end of every half calendar year. Each such written report shall be sufficiently detailed to demonstrate that DS continues to apply Commercially Reasonable Efforts in relation to the relevant Program in accordance with its obligations under this Agreement, and shall include [***].

2.7 Remedy for Failure to Meet Diligence Obligations. In the event that Pieris believes that DS has failed to comply with its diligence obligations under Section 2.6 in relation to a Program, Pieris shall notify DS in writing. Following [***] days of such notice, Pieris shall be entitled to terminate the relevant Program in writing, unless DS (i) has remedied the alleged failure in complying with its diligence obligations within such [***]-day period or (ii) by written notice reasonably disputes that it has failed to comply with its diligence obligations and provides Pieris with specific documents evidencing how DS complied with its diligence obligations under Section 2.6. If Pieris receives such notice within the above [***]-day period, and the Parties cannot reach agreement with respect to such dispute within [***] days following receipt of such notice, [***] in accordance with [***] pursuant to [***].

3.	LICENSES

3.1 Research License. Subject to the terms and conditions herein, Pieris grants to DS, on a [***], an exclusive [***], [***], [***] license in the Territory, under the Pieris Background Technology and the Pieris Foreground Technology, to use, have used, make, have made, and import Project Compounds [***], solely for research purposes (the “Research License”). For clarity, DS may [***].

3.2 Term of Research License. The Research License shall, for each DS Target, commence upon [***] and shall expire [***]as defined in Section [***].

3.3 Commercial License. Following the decision of DS [***] pursuant to Section [***], Pieris hereby grants to DS:

(i)	an exclusive license in the Territory, under the Pieris Background Technology and the Pieris Foreground Technology, to develop, have developed, make, have made, use, have used, sell, offer for sale, have sold, import and export Licensed Product in the field of [***]; and

(ii)	subject to Section 5.8, a non-exclusive license in the Territory, under the Pieris Background Technology and the Pieris Foreground Technology, to develop, have developed, make, have made, use, have used, sell, offer for sale, have sold, import and export Licensed Product in the field of [***].

The license under Section 3.3(i) shall become fully-paid up, royalty free, non-exclusive on a [***] basis at the end of the relevant Royalty Term as set forth in Section 5.10.

3.4 Sublicenses. DS may sublicense the commercial licenses granted under Section 3.3 above to Affiliates or any third parties (each, a “Sublicensee”), provided that the [***]. DS shall inform Pieris of any sublicense granted pursuant to this Section 3.4 in writing.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.	NON-COMPETE

Pieris shall not, (i) [***] and (ii) [***], [***] conduct research or commercial activities (in either case) in the field of [***] [***] as a DS Target using Pieris’ Anticalin patents and Pieris’ Anticalin know-how on its own or with any third parties.

5.	PAYMENTS

5.1 Upfront Payments. Pieris hereby confirms that DS has paid to Pieris the non-refundable, non-creditable upfront payments set forth in Section 7.1 of the Initial Agreement.

5.2 Research Funding. DS shall pay to Pieris, [***], within [***] days after receiving a corresponding invoice from Pieris, research funding in the amount of [***] Euros (EUR [***]) per [***] per [***] put into (i) [***] in accordance with the Project Plan, and (ii) any extra research activities, if requested by DS and agreed upon by Pieris.

5.3 Research Milestones. DS shall pay to Pieris Research Milestone payments [***] within [***] days after the occurrence of the relevant Research Milestone event. With respect to the first DS Target, the following Research Milestone payments shall apply:

No.	Milestone Payment			Research Milestone Event
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]

With respect to the second DS Target, the Parties will agree on [***] within the framework of the relevant Project Plan.

5.4 Reporting on Research Milestone Achievement. Pieris shall provide written notice to DS of any occurrence of Research Milestones [***] under any Program, and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

DS shall provide written notice to Pieris of any occurrence of Research Milestones [***] under any Program. If DS agrees that Research Milestones [***] have been met, it shall notify Pieris accordingly within [***] days. Once the occurrence of a Research Milestone has been agreed between the Parties, Pieris shall send DS an invoice for the relevant Research Milestone payment which shall be payable within [***] days. In the event of any disagreement between DS and Pieris whether a Research Milestone has been met, such dispute may be escalated by either Party in accordance with Section 12.3.

In any event, [***].

5.5 Timelines for Research Milestones. Notwithstanding the foregoing, if, in relation to the first Program:

(i)	[***] within [***] months from commencement by Pieris of the research activities under Phase A, or

(ii)	[***] within [***] months from [***], or

(iii)	[***] within [***] months from [***], or

(iv)	[***] within [***] months from [***],

then (in any of the foregoing cases) DS and Pieris shall discuss in good faith whether [***]. The Parties will agree on similar timelines for the second Program within the framework of the relevant Project Plan.

If DS [***] after the expiration of the relevant timeline, then (i) to the extent the Parties agree in good faith[***], the Parties will discuss in good faith how to [***] and the Parties will [***] with Section [***] governing [***], or (ii) to the extent the Parties agree in good faith that [***] the corresponding [***] shall be regarded [***].

If DS does not wish to [***], it shall [***] pursuant to Section [***] and the licenses and rights [***] under this Agreement [***]including all [***].

5.6 Development Milestones for [***]. DS shall pay to Pieris the following Development Milestone payments for Licensed Products in the field of [***], as set forth below, in each case within [***] after the occurrence of the following events:

No.	Milestone Payment			Development Milestone Event
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The Development Milestone payments for [***] shall be [***] of the [***] for such Licensed Product set forth above; and the Development Milestones for [***] shall be [***] of the [***] set forth above. [***].

[***].

5.7 Sales Milestones for [***]. DS shall pay to Pieris the following sales milestone payments [***], [***] as set forth below, in each case within [***] days after the occurrence of the following events:

No.	Milestone Payment			Sales Milestone Event
[***]	EUR	[***	]	[***]EUR [***]
[***]	EUR	[***	]	[***]EUR [***]
[***]	EUR	[***	]	[***]EUR [***]

5.8 [***] Milestones. DS shall pay to Pieris the following [***] milestone payments [***][***], [***] as set forth below, in each case within [***] days after the occurrence of the following events:

No.	Milestone Payment			Diagnostic Milestone Event
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]
[***]	EUR	[***	]	[***]

5.9 Reporting on Development Milestone and Sales Milestone Achievement. DS shall provide written notice to Pieris (i) of any occurrence of any of the Development

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Milestones set forth in Sections 5.6 and 5.7 no later than [***] days following the occurrence of the relevant milestone event and (ii) of any occurrence of any of the sales milestones set forth in Section 5.8 no later than [***] days following [***]. Upon receipt of any of the aforesaid notices, Pieris shall send DS a corresponding invoice, which shall be payable within [***] days.

5.10 Royalties. DS shall pay to Pieris, [***], tiered royalties on [***] Net Sales generated by DS, its Affiliates and Sublicensees from the commercialization of Licensed Products for [***] at the following rates:

Royalty	Worldwide Annual Net Sales
[***]	[***] Net Sales [***]EUR [***]
[***]	[***] Net Sales [***]EUR [***]
[***]	[***] Net Sales [***]EUR [***]

(Example: If, [***], [***] reach EUR [***], the royalty payable to Pieris will be: EUR [***] x [***] + EUR [***] x [***] + EUR [***] x [***].)

DS shall pay to Pieris, during the Royalty Term, royalties on [***] Net Sales generated by DS, its Affiliates and Sublicensees from the commercialization of Licensed Products [***] at the rate of: [***] for [***] Net Sales [***] EUR[***]; [***] for [***] Net Sales [***]EUR [***], but [***]; and [***] for [***] Net Sales [***] EUR[***].

The “Royalty Term” shall be, on a [***] basis, the time period [***] and ending on the later of (i) the [***] and (ii) [***]. In case that there is [***], then [***]. For the purposes of this Agreement, “[***]” means [***] in the relevant country with, [***] [***] [***] in that country (and “[***]” means, with respect to a Licensed Product, (i) [***], or (ii) [***]. If, at the time of expiration of the Royalty Term, there exists any other Pieris patents than Pieris Royalty Bearing Patent Claims that are reasonably required for freedom to operate to commercialize such Licensed Product as contemplated herein, [***].

5.11 Taxes.

5.11.1 Withholding Tax. If applicable laws or regulations require withholding taxes on the payments provided in this Section 5, such taxes will be deducted by DS from such payments in an amount and will be paid by DS to the proper taxing authority, and proof of tax payment shall be sent to Pieris. The Parties agree to reasonably cooperate with each other to proceed exemptions from any double taxation. Notwithstanding the foregoing, DS shall not be permitted to reduce any fees related to FTE payments.

5.11.2 VAT. The consideration set forth in this Agreement excludes value added tax (VAT) and any VAT that becomes payable shall be paid by DS in addition to the consideration.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5.12 Other Payment Terms.

5.12.1 Currency, Payment Costs. DS shall make the payments [***] Euro. Where the payments due to Pieris are being converted from a currency [***] Euro, conversion of Net Sales recorded in local currencies to Euros shall be performed in a manner consistent with DS’ normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rates. All payments will be made [***].

5.12.2 [***] Royalty Reporting. All royalty payments will be made at [***] intervals. Within [***]days of the end of each [***] after the first commercial sale of the relevant Licensed Product in [***], DS shall prepare a statement which shall show on a [***] basis for the previous [***] all Net Sales of each Licensed Product by DS, its Affiliates and Sublicensees and all moneys due to Pieris based on such Net Sales. This statement shall include details of Net Sales broken down to show [***] of the sales and the total Net Sales in [***] and shall be submitted to Pieris within such [***]day period and the amount due shall be paid by DS within [***] days from receipt of the corresponding invoice from Pieris.

5.12.3 Records. DS shall keep, and shall procure that all Affiliates and Sublicensees, keep, true and accurate records and books of account containing all data necessary for the calculation of the amounts payable by it to Pieris pursuant to this Agreement. Those records and books of account shall be kept for [***] years following the end of the calendar year to which they relate. Upon Pieris’ written request, a firm of accountants appointed by agreement between the Parties (or, failing such agreement within [***] days of the initiation of discussions between them on this point, Pieris shall have the right to cause an international firm of independent certified public accountants that has not performed auditing or other services for either Party or their Affiliates and is acceptable to DS, such acceptance not to be unreasonably withheld) shall have the right to inspect such records and books of account. In particular such firm:

(i)	shall be given access to and shall be permitted to examine and copy such books and records DS, its Affiliates and Sublicensees upon [***] days’ notice having been given by Pieris and at all reasonable times on business days for the purpose of certifying that the Net Sales or other relevant sums calculated by DS, its Affiliates and Sublicensees during the current and the [***] years were reasonably calculated, true and accurate or, if this is not their opinion, certify the Net Sales figure or other relevant sums for such period which in their judgment is true and correct;

(ii)	prior to any such examination taking place, such firm of accountants shall undertake to DS that they shall keep all information and data contained in such books and records, strictly confidential and shall not disclose such information or copies of such books and records to any third person including Pieris, but shall only use the same for the purpose of calculations which they need to perform in order to issue the certificate to which this Section envisages;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(iii)	any such access examination and certification shall occur during DS’s normal business hours and no more than [***] per [***];

(iv)	DS, its Affiliates and Sublicensees shall make available personnel to answer queries on all books and records required for the purpose of that certification;

(v)	any amount shown by the accountant to be owed but overpaid or underpaid and in need of reimbursement shall be paid or refunded (as the case may be) within [***] days from receipt of the corresponding invoice from the Party to which money is due pursuant to the accountant report, and

(vi)	the cost of the accountant (including reasonable attorneys’ fees of Pieris, if applicable) shall be the responsibility of DS if the certification shows it to have underpaid monies to Pieris by more than [***] and the responsibility of Pieris otherwise.

5.12.4 Payments Made by Wire Transfer. All payments made to Pieris under this Agreement shall be made by wire transfer to the following bank account of Pieris, or such other bank account as notified by Pieris to DS from time to time:

Pieris AG

[***]

Account No.: [***]

BLZ (Routing Number): [***]

IBAN: [***]

BIC (SWIFT Code): [***]

5.12.5 Late Payments. If DS fails to make any payment to Pieris hereunder on the due date for payment, without prejudice to any other right or remedy available to Pieris, Pieris shall be entitled to charge DS interest of the amount unpaid [***], calculated on a [***] basis until payment in full is made without prejudice to Pieris’ right to receive payment on the due date.

6.	JOINT RESEARCH COMMITTEE

6.1. Establishment of JRC. Within [***] days following Effective Date of the Agreement, Pieris and DS shall establish a Joint Research Committee (comprising equal representation by each Party and at least [***] but not more than [***] members from each Party) to [***]. JRC member shall have sufficient authority to ensure acceptance and execution of JRC decisions within its organization. Each Party may appoint substitutes or alternates for its JRC members at any time by written notice to the other Party.

6.2. Meetings; Quorum. JRC meetings will be held quarterly (with in-person meetings twice a year), or any other frequency agreed between the Parties, during Phase

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

A. Each Party may invite non-voting participants to the JRC meetings. The JRC shall be furnished in advance by the Program managers with a reasonably detailed report on the progress of the Program and decisions that are requested under Phase A. At each JRC meeting, at least [***] JRC members from each Party shall constitute a quorum and, therefore, need to be present in person or by telephone or video conference in order to take decisions.

6.3. Decisions. Any decisions on the activities of Phase A shall be made by consensus between DS and Pieris, provided however, that, if the JRC is unable to decide any matter by consensus, then such matter shall be decided by DS. Notwithstanding the foregoing, (i) [***] and (ii) [***]. Within [***] days following each JRC meeting, the Parties shall prepare in an alternating fashion and distribute reasonably detailed written minutes of such meeting for approval by the other Party, which minutes shall constitute Confidential Information of each Party.

6.4 Role of JRC after Phase A. During the period of Phase B, DS will keep Pieris reasonably informed by delivering to Pieris a written report in relation to the relevant Program pursuant to Section 2.6; and upon mutual agreement of the Parties, the JRC will be convened to discuss matters related to the development of the Project Compound.

6.5 Science Meetings. Both Parties shall hold joint science meetings to discuss and consult on the activities of the Phase A, once per month or such agreed frequency between the Parties, by video conference, teleconference or face to face, as mutually agreed between the Parties.

7.	INTELLECTUAL PROPERTY

7.1 Background Technology. Each Party shall solely own, and will continue to solely own, all intellectual property rights and know-how in its pre-existing technology existing as of the Initial Agreement Effective Date or developed outside of the Collaboration Research.

7.2 Inventorship in Foreground Technology. The inventorship for any invention, improvements and discoveries, whether patentable or unpatentable, arising or derived from the course of the Collaboration Research shall be decided in accordance with the [***].

7.3 Ownership and Prosecution of Foreground Technology.

7.3.1 [***] Ownership in Foreground Technology. [***] shall [***] Foreground Technology as well as all improvements to [***]. It is the intent of the Parties to pursue intellectual property rights on [***] Foreground Technology relating to Project Compounds in a collaborative manner, with the intent to maximize the scope of intellectual property protection for Project Compounds. Therefore, despite its ownership

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

interest in [***] Foreground Technology, [***] may not file, prosecute, withdraw, maintain or abandon any patent applications relating to any Project Compound [***], handle any dispute relating to any such patent applications, or decide not to do any of them, without the prior written agreement from [***] (including agreement per e-mail), which shall not be unreasonably withheld. [***] shall be responsible for any cost of such filing, prosecution, withdrawal, maintenance and abandonment of patent applications or patents based thereon prior to any assignment by [***] interest in such [***] Foreground Technology in accordance with Section 7.3.2.

7.3.2 Transfer of Pieris Foreground Technology. Upon DS’s decision to enter into Phase B pursuant to Section 2.5 above in relation to any Project Compound, Pieris shall assign, without any additional fees or costs, all interests and ownership in any Pieris Foreground Technology relating to such Project Compound to DS, provided that all financial terms under this Agreement shall remain unaffected by such assignment. [***] DS shall provide reasonable advanced written notice to Pieris before abandoning any Pieris Foreground Technology assigned to DS, in which case Pieris shall have the right to assume, without any additional fees or costs, ownership of such Pieris Foreground Technology as well as the right to continue prosecution and/or maintenance thereof. Pieris shall not assign any such Pieris Foreground Technology reverted back to Pieris to any third party unless Pieris first offers in writing to assign such technology on substantially the same terms to DS and DS does not accept such offer in writing within [***] days thereof. In case that Pieris assigns any such Pieris Foreground Technology reverted back to Pieris to a third party, then such technology shall be excluded from Pieris Foreground Technology thereafter.

7.3.3 [***] Ownership in Foreground Technology. [***] shall [***] Foreground Technology, and [***] shall have the right (but not the obligation), at its sole expense and sole discretion, to control the preparation, filing, prosecution, maintenance and enforcement of all Patent Rights applicable to any [***] Foreground Technology.

7.4 Enforcement.

7.4.1 Enforcement of Pieris Foreground Technology within Scope of Exclusive License. To the extent and for as long as the Pieris Foreground Technology has been (i) exclusively licensed to DS pursuant to Section 3.3(i) or (ii) assigned to DS pursuant to Section 7.3.2, DS shall have the first right (but not the obligation), [***] Prior to undertaking any such action to enforce such Pieris Foreground Technology, DS shall notify Pieris in writing. The Parties shall reasonably cooperate with each other in the planning and execution of any such action to enforce such Pieris Foreground Technology (including the obligation to be named or joined as a party in a lawsuit, as applicable), [***]. All monies recovered upon the final judgment or settlement of any such suit or action to enforce such Pieris Foreground Technology shall be treated as [***]. In the event that DS does not wish to enforce such Pieris Foreground Technology against such a potential infringer, then DS shall deliver prompt written notice thereof to Pieris. For the avoidance of doubt, [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

In the event that DS delivers to Pieris written notice described in the previous paragraph that DS does not wish to enforce such Pieris Foreground Technology against such a potential infringer, then Pieris shall have the option to assume the right (but not the obligation), [***]. If Pieris timely exercises such option, then (i) Pieris shall thereafter assume the rights and obligations attributed to DS under the preceding paragraph, and (ii) DS shall thereafter assume the rights and obligations attributed to Pieris under the preceding paragraph; provided that monies recovered upon the final judgment or settlement of any such suit or action to enforce such Pieris Foreground Technology shall be applied in the following order of priority: (x) first, [***]; and (y) thereafter, any remainder shall be [***].

7.4.2 Other Enforcements. In all other cases the Party owning the relevant Patent Rights shall have the exclusive right to enforce such Patent Rights in its own name and at its own cost and risk.

7.5 Cooperation. Each Party agrees to cooperate with, and perform such lawful acts and execute such documents in order to reasonably assist, the other Party with respect to the preparation, filing, prosecution, defense, enforcement and maintenance of Patent Rights pursuant to this Article 7. Furthermore, the Parties shall cooperate with each other in gaining patent term extensions wherever applicable to any of the Foreground Technology.

8. CONFIDENTIALITY

8.1 Confidential Information. “Confidential Information” shall mean all trade secrets or confidential or proprietary information designated as such in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed by the disclosing Party to the receiving Party. Notwithstanding the foregoing, information which is orally or visually disclosed to the receiving Party by the disclosing Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information if (i) it would be obvious to a reasonable person, familiar with the disclosing Party’s activities and the industry in which it operates, that such information is of a confidential or proprietary nature, or if (ii) the disclosing Party, within [***] days after such disclosure, delivers to the receiving Party a written document or documents describing such information and notifying it as proprietary or confidential.

8.2 Confidentiality. During the Term, and for a period of [***] years thereafter, each Party shall:

(i)	except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any third party any Confidential Information of the other Party;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii)	except in connection with the activities contemplated by or the exercise of rights permitted by this Agreement or as otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and

(iii)	take all reasonable precautions to protect the Confidential Information of the other Party (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted).

8.3 Exceptions. Notwithstanding anything set forth in this Article 8 to the contrary, the obligations of Section 8.2 above shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential Information of the other Party:

(i)	was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

(ii)	was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

(iii)	became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

(iv)	was received by the receiving Party without an obligation of confidentiality from a third party having the right to disclose such information without restriction;

(v)	was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party;

(vi)	was released from the restrictions set forth in this Agreement by express prior written consent of the other Party; or

(vii)	is required to be disclosed by court order or any competent government authority or under applicable stock exchange or similar rules or regulations, in which case the receiving Party will provide reasonable advanced written notice to the disclosing Party and will use reasonable efforts to limit public disclosure of the Confidential Information by seeking a protective order or similar protection permitted under applicable law.

If any of the Confidential Information becomes subject to the exceptions above, then the receiving Party shall all the same not disclose to any third party the fact that such information was received from or used by the disclosing Party, unless such fact becomes subject to the exceptions listed in subsections (i)-(vii) above.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The Confidential Information shall not be deemed to be in the public domain merely because any part of the Confidential Information is embodied in any general disclosure or because individual features, components or combinations thereof are known to the public.

8.4 Disclosure to Employees, Consultants and Investors. Each Party agrees that it and its Affiliates shall provide or permit access to Confidential Information received from the other Party only to the receiving Party’s employees, scientific consultants, scientific or professional advisors and permitted subcontractors who have a need to know such Confidential Information to assist the receiving Party with the development, manufacturing and/or commercialization of a Project Compound and/or Licensed Product and the activities contemplated by this Agreement and who are subject to obligations of confidentiality and non-use with respect to such Confidential Information similar to the obligations of confidentiality and non-use of the receiving Party pursuant to Section 8.2; provided, that Pieris and DS shall each remain responsible for any failure by its Affiliates, and its and its Affiliates’ respective employees, consultants, advisors and permitted subcontractors, Sublicensees and distributors, to treat such Confidential Information as required under Section 8.2 (as if such Affiliates, employees, consultants, advisors and permitted subcontractors, Sublicensees and distributors were Parties directly bound to the requirements of Section 8.2). In addition, a receiving Party may provide Confidential Information disclosed to it to any bona fide actual or prospective collaborators or strategic partners who are obligated to keep such information confidential, to the extent reasonably necessary to enable such actual or prospective collaborators to determine their interest in or collaborating with the receiving Party.

8.5 Return of Confidential Information. Upon termination or expiration of any Program or this Agreement, upon the request of the disclosing Party, the receiving Party shall promptly return to the disclosing Party or destroy the disclosing Party’s Confidential Information, including all copies thereof, except to the extent that retention of such Confidential Information is reasonably necessary for the receiving Party to exploit any continuing rights it may have (in particular the rights under Section 11.10) and/or to fulfill its obligations contemplated herein, including its obligations of non-disclosure and non-use hereunder. Any such destruction requested by the disclosing Party shall be certified in writing to the disclosing Party by an authorized officer of the receiving Party. The return and/or destruction of such Confidential Information as provided above shall not relieve the receiving Party of its obligations under this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

9.1 Mutual Representations. Each Party hereby represents and warrants to the other Party that as of the Effective Date, it has full corporate right, power and authority to enter into this Agreement, to grant the rights it grants to the other Party and to perform its respective obligations under this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

9.2 No Conflict. Each Party hereby represents and warrants to the other Party that, notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement by such Party, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted by such Party pursuant to this Agreement (a) to the best of its knowledge, do not conflict with or violate any requirement of any laws, rules or regulations existing as of the Effective Date and applicable to such Party and (b) do not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates existing as of the Effective Date.

9.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY, AND EACH PARTY HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY AND ENFORCEABILITY OF ANY PATENT LICENSED HEREUNDER, AND NON-INFRINGEMENT WITH RESPECT TO THE PROGRAM COMPOUNDS AND LICENSED PRODUCTS. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF THE PROGRAM COMPOUNDS OR LICENSED PRODUCTS PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL.

10.	INDEMNIFICATION AND LIABILITY

10.1	Indemnification.

10.1.1 Indemnification [***]. [***] will defend, indemnify and hold harmless [***], its Affiliates and their respective directors, officers, employees and agents (the “[***]”) from and against all claims, demands, liabilities, damages, penalties, fines, costs and expenses, including reasonable attorneys’ and expert fees and costs, and costs or amounts paid to settle (collectively, “Losses”), arising from or occurring as a result of a third party’s claim (including any third party product liability or infringement claim), action, suit, judgment or settlement to the extent such Losses are due to or based upon:

(i)	[***]; or

(ii)	[***]; or

(iii)	[***].

10.1.2 Indemnification [***]. [***] will defend, indemnify and hold harmless [***], its Affiliates, and their respective directors, officers, employees and agents (the “[***]”) from and against all Losses arising from or occurring as a result of a third party’s claim, action, suit, judgment or settlement that is due to or based upon the material breach by [***] of the terms of, or the material inaccuracy of any representation or warranty made by it in, this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.2	Claims for Indemnification.

10.2.1 A person entitled to indemnification under this Section 10.1 (an “Indemnified Party”) shall give prompt written notification to the person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a third party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a third party (it being understood and agreed, that the failure by an Indemnified Party to give notice of a third party claim as provided in this Section 10.2.1 shall relieve the Indemnifying Party of its indemnification obligation under this Agreement unless the Indemnified Party can demonstrate that such failure to give notice has not resulted in any prejudice to the Indemnifying Party).

10.2.2 Within [***] days after receipt of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel of its choice. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense.

10.2.3 The Party not controlling such defense may participate therein at its own expense; provided, that if the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be [***].

10.2.4 The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider reasonable recommendations made by the other Party with respect thereto.

10.2.5 The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party without the prior written consent of the Indemnified Party.

10.3 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE OR OBLIGATED TO THE OTHER PARTY IN ANY MANNER FOR ANY SPECIAL, NON-COMPENSATORY, CONSEQUENTIAL, INDIRECT, INCIDENTAL, STATUTORY OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND LOST REVENUE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT PRODUCT LIABILITY, OR OTHERWISE, EVEN IF INFORMED OF OR AWARE OF THE POSSIBILITY OF ANY SUCH DAMAGES IN ADVANCE. THE LIMITATIONS SET FORTH ABOVE SHALL BE DEEMED TO APPLY TO THE

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDIES. THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE FULLY CONSIDERED THE FOREGOING ALLOCATION OF RISK AND FIND IT REASONABLE, AND THAT THE FOREGOING LIMITATIONS ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES. The above limitation of liability shall not apply to the indemnifications set forth in Section 10.1 and any breach of Article 8 (“CONFIDENTIALITY”).

10.4 Insurance. Each Party shall maintain, and shall require its Affiliates and Sublicensees hereunder to maintain, a commercial general liability and, as regards DS only, a product liability insurance program on terms customary in the pharmaceutical and biopharmaceutical industry covering all activities and obligations of it, and, as the case may be, its Affiliates, hereunder, or other insurance programs with comparable coverage, up to and beyond the expiration or termination of this Agreement and a commercially reasonable period thereafter.

11. TERM

11.1 Agreement Term. This Agreement shall become effective as of the Effective Date and shall continue in full force and effect until (i) [***], (ii) [***], or (iii) [***].

11.2 Termination [***] by DS. Following [***], DS shall have the right to terminate such Program [***] on [***] days prior written notice to Pieris [***] ([***]).

11.3 Termination for Breach. Subject to Section 2.7 in relation to DS’s failure to comply with its diligence obligations, either Party shall be entitled to terminate any Program(s) by written notice to the other with immediate effect if the other Party breaches any of its material obligations under this Agreement in relation to such Program(s) and fails to cure such breach within [***] days following its receipt of written notice thereof from the terminating Party if such breach is curable within the aforesaid period; provided, however, prior to giving any notice for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 12.3.

11.4 Termination for Insolvency. Either Party may terminate any or all Programs under this Agreement by written notice to the other with immediate effect if the other Party becomes insolvent, is compelled to file bankruptcy or is determined otherwise imminently subject to control by a bankruptcy trustee or its equivalent pursuant to the laws of the jurisdiction in which such Party is doing business.

11.5 Termination for [***]. If DS or any of its Affiliates or Sublicensees (i) commences or participates in [***] or (ii) [***] (including, without limitation, [***] then such [***] shall constitute a [***] and Pieris will have the right to [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.6 Termination of Agreement. Any termination of the last Program pursued under this Agreement shall constitute a termination of this Agreement.

11.7 Effect of Termination of Programs or Agreement. In case of any termination of any Program(s), all rights and obligations of the Parties (including the licenses granted under Sections 3.1 and 3.3) shall cease immediately with respect to the relevant Program(s), unless otherwise indicated in this Section below or elsewhere in this Agreement, and DS shall re-assign to Pieris all Pieris Foreground Technology assigned to DS pursuant to Section 7.3.2 in relation to Project Compounds developed under the relevant Program(s).

11.8 Obligations Accrued. Expiration or termination of this Agreement or termination of any Program shall not relieve the Parties of any obligation accruing prior to such expiration or termination.

11.9 Survival. The provisions of Sections 5.12.2 to 5.12.5, 7.1, 7.2, 7.3.1 (first sentence only), 7.3.3, 7.5, 8, 9, 10, 11.7 to 11.10 and 12 shall survive any termination of any Program or termination or expiration of this Agreement.

11.10 Transfer of Terminated Program Under Certain Circumstances. If any Program is terminated (i) by Pieris in accordance with Section 11.3 (termination for breach by DS) or Section 2.7 (failure to comply with diligence obligations), or (ii) by DS in accordance with Section 11.2 (termination for convenience) (such Program hereinafter referred to as the “Terminated Program”), the following terms and conditions shall apply in relation to the Terminated Program:

11.10.1 DS shall as promptly as practicable transfer to Pieris or Pieris’ designee (i) possession and ownership of [***], (ii) copies of [***], and (iii) all records [***].

11.10.2 DS shall appoint Pieris as DS’ agent for all Licensed Product-related matters under the Terminated Program involving regulatory authorities until all marketing authorizations and other regulatory filings and approvals have been transferred to Pieris or its designee, it being agreed that both Parties shall use reasonable and diligent efforts to have this transfer occur as rapidly as feasible.

11.10.3 If the effective date of termination of the Terminated Program is [***], then DS shall [***] and grant [***], until such time as [***] it being agreed that both Parties shall use reasonable and diligent efforts to have [***] as rapidly as feasible.

11.10.4 If DS or any of its Affiliates or Sublicensees is manufacturing a Licensed Product under a Terminated Program, then, at Pieris’ option, DS shall [***] until such time as [***], provided that Pieris can demonstrate it has been [***] and [***] shall not continue for more than [***] months from the date of [***].

11.10.5 If Pieris so requests, DS shall transfer to Pieris any third party agreement relating to the development, manufacture or commercialization of a Licensed

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Product under a Terminated Program, to which DS is a party, provided that such [***] and provided further that, in relation to agreements relating to [***], this obligation shall only apply to the extent that DS does not continue to manufacture and supply the relevant Licensed Product in accordance with Section 11.10.4 above.

11.10.6 [***] shall [***] that [***] as such [***]only to the extent [***] set forth in [***] whether it is [***].

11.10.7 To the extent a Program has been terminated by Pieris in accordance with Section 11.3 (termination for breach by DS), (i) the assignment pursuant to Section 11.10.6(i) above shall be without any compensation and (ii) [***]. Notwithstanding foregoing sentence in this Section, intellectual property licensed from third parties for which, to the extent DS is able to sub-license or assign its rights, any payment obligation of DS to the third party will be assumed by Pieris to the extent such payment obligation relates to the Terminated Program.

To the extent a Program has been terminated by Pieris in accordance with Section 2.7 (failure to comply with diligence obligations) or by DS in accordance with Section 11.2 (termination for convenience), the assignment pursuant to Section 11.10.6(i) above and the license granted pursuant to Section 11.10.6(ii) above shall be subject to the following royalty payments to be made by Pieris to DS on the Net Sales of pharmaceutical products containing one or more Project Compounds of the Terminated Program made by Pieris, its Affiliates, sublicensees or sublicensees’ Affiliates (and the definition of “Net Sales” shall apply mutatis mutandis to such sales):

Time of termination	Royalty rate
[***]	[***	]
[***]	[***	]
[***]	[***	]

The above royalty shall be payable by Pieris to DS on a [***] basis for a period [***][***]:

Time of termination	Maximum aggregate royalty amount
[***]	EUR	[***	]
[***]	EUR	[***	]
[***]	EUR	[***	]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Sections 5.11 and 5.12 shall apply reciprocally to royalty payments by Pieris to DS under this Section 11.10.7.11.10.8 DS shall execute all documents and take all such further actions as may be reasonably requested by Pieris in order to give effect to the terms of this Section 11.10.

12. MISCELLANEOUS

12.1 Notices. Unless provided otherwise, any consent or notice required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing and delivered through registered mail with acknowledgement of receipt, and addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

If to DS:	Daiichi Sankyo Company Limited
[***]

If to Pieris:	Pieris AG
Lise-Meitner-Str. 30
85354 Freising, Germany

Attention: Chief Executive Officer

For the avoidance of doubt, reports or other exchanges of information on an operational level may also be sent by facsimile or electronic transmission.

12.2 Governing Law. This Agreement (including Exhibits attached hereto) shall be governed by and construed in accordance with the laws of [***] without regard to the application of principles of conflict of laws.

12.3 Dispute Resolution. Each Party shall exercise reasonable effort to resolve any dispute regarding this Agreement. If the Parties hereto are unable to resolve such dispute amicably, then such dispute shall [***] in accordance with the process set forth in Exhibit E [***].

12.4 Attorneys Fees and Costs. Except as specifically provided in this Agreement, in the event of any dispute between the Parties arising out of or relating to this Agreement, the prevailing Party shall be entitled to recover from the unsuccessful Party

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

all costs, expenses and actual attorneys’ fees relating to or arising from (i) any litigation, arbitration or mediation relating to or arising from, this Agreement; and/or (ii) the enforcement of any judgment or award resulting from any such litigation, arbitration or mediation. Any such judgment or award shall contain a specific provision for the recovery of all costs, expenses and actual attorneys’ fees incurred in enforcing any such judgment or award.

12.5 Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, said renegotiated term, covenant or condition being deemed to be effective as of the Effective Date, it being the intent of the Parties that the basic purposes of this Agreement and the economical balance between the Parties as contemplated upon the execution of the Agreement are to be effectuated as nearly as possible.

12.6 Assignment. This Agreement may not be assigned or transferred by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party shall have the right to assign this Agreement to its Affiliates or to a third party in connection with any transaction (“Transaction”), including but not limited to: (i) acquisition (of or by), consolidation with, or merger into, any other corporation or other entity or person; (ii) any corporate reorganization; or (iii) the sale of its business to which this Agreement is related, provided that in any such Transaction the assignee expressly obligates itself in a written instrument delivered to the non-assigning Party to this Agreement, on or before the date of closing of such Transaction, to fully perform all of the obligations of the assigning Party under this Agreement. This right of assignment shall likewise be available to the assignee in the same manner as it is to the assigning Party, and subsequent assignees in like manner, provided that in each instance of assignment, the assignee provides the writing specified above to the non-assigning Party to this Agreement prior to the date of closing of such Transaction.

12.7 Entire Agreement. This Agreement constitutes the entire agreement between the Parties, and supersedes all written or oral agreements or understandings with respect thereto, including the Initial Agreement. Neither Party shall claim any amendment, modification, or release from any provision hereof unless such an amendment is in writing signed by an authorized representative of each Party.

12.8 Counterparts; Facsimile. This Agreement may be executed in counterparts, each and every one of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signing and delivery of this Agreement may be evidenced by an electronic transmission of the signed signature page to the other Party, provided however that such electronic signing and delivery is confirmed in written paper copy signed by and delivered to each Party promptly following electronic signing and delivery.

[Signatures continued on the following page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Pieris AG:

By:	/s/ Stephen S. Yoder

Name:	Stephen S. Yoder

Title:	CEO

Date:	31 May 2011

Daiichi Sankyo Company, Ltd.:

By:	/s/ Masahiko Ohtsuki

Name:	Masahiko Ohtsuki

Title:	Vice President

R&D Planning Department, R&D Division

Global Head of R&D Planning

Date:	20 May 2011

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

Project Plan for first Program

[***]

[***]

[***]	[***]	[***]	[***]
[***]
[***]		[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
• [***]

[***]		[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]		[***]
[***]
[***]		[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]		[***]
[***]
[***]		[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]

[***]
[***]	[***]	[***]

[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit B

[***]

[***] shall mean [***].

[***] shall mean any [***]).

[***] shall mean [***].

[***] shall mean [***].

[***] shall mean [***].

[***] shall mean [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit C

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit D

[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit E

Dispute Resolution

(a)	Any dispute unresolved for more than [***] after its written documentation shall be brought to the attention of a senior management representative of each Party, who shall attempt to resolve such dispute in good faith. If the senior management representatives of the Parties are unable to resolve a dispute within [***] days, the CEOs or presidents of the Parties shall attempt in good faith to resolve such dispute within [***] days.

(b)	If the CEOs or presidents are unable to resolve such dispute within such period, [***] Except as may be required by law, [***] to that effect [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.